As filed with the Securities and Exchange Commission on June 22, 2007
                                                          Registration No.  333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                          ----------------------------

                                 ALCATEL LUCENT
             (Exact name of Registrant as specified in its Charter)

       REPUBLIC OF FRANCE                             NOT APPLICABLE
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)

                                54, rue la BOETIE
                               75008 PARIS, FRANCE
                         (Address of principal executive
                          offices, including zip code)

                          -----------------------------

                           CORPORATE STOCK OPTION PLAN
                            (Full title of the Plan)

                          -----------------------------


                               STEVEN R. REYNOLDS
                            LUCENT TECHNOLOGIES, INC.
                               600 MOUNTAIN AVENUE
                              MURRAY HILL, NJ 07974
                     (Name and address of agent for service)
                                 (908) 582-8500
          (Telephone number, including area code, of agent for service)

                                   COPIES TO:
                             LAUREN K. BOGLIVI, ESQ.
                               PROSKAUER ROSE LLP
                                  1585 BROADWAY
                          NEW YORK, NEW YORK 10036-8299
                                 (212)969-3000

                          ----------------------------

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
                                               PROPOSED MAXIMUM       PROPOSED MAXIMUM             AMOUNT
  TITLE OF SECURITIES       AMOUNT TO BE        OFFERING PRICE           AGGREGATE                   OF
  TO BE REGISTERED(1)        REGISTERED          PER SHARE(2)        OFFERING PRICE(2)      REGISTRATION FEE(4)
--------------------------------------------------------------------------------------------------------------------
Ordinary Shares,             28,384,086            $12.22(3)          $346,853,531(3)            $10,648(3)
nominal value (euro) 2 of
Alcatel Lucent
--------------------------------------------------------------------------------------------------------------------

(1) The shares being registered hereby may be represented by the Registrant's American Depositary Shares.
(2)   Translated into dollars from euros based on the noon buying rate of
      (euro)1.00 = $1.3426 on June 19, 2007.

(3) Pursuant to Rule 457(h) under the Securities Act of 1933, as amended, the offering price (per share and in the aggregate) and the registration fee are based on the exercise price of the options granted to participants under the Corporate Stock Option Plan (the "Plan"), which is the U.S. dollar equivalent of (euro)9.10.
(4) Pursuant to General Instruction E to Form S-8, a filing fee is only being paid with respect to the registration of additional shares of the Registrant under the Plan. Registration Statements on Form S-8 (Registration No. 333-119746, Registration No. 333-13410, Registration No. 333-108755, Registration No. 333-129288 and Registration No. 333-139009)
      have been previously filed for the existing shares under the Plan.


                                EXPLANATORY NOTE


         This Registration Statement is filed pursuant to General Instruction E to Form S-8. The contents of the Registration Statements on Form S-8 (Registration No. 333-119746, Registration No. 333-13410, Registration No. 333-108755, Registration No. 333-129288 and Registration No. 333-139009)
previously filed for the existing shares under the Corporate Stock Option Plan (the "PLAN") are incorporated herein by reference and made a part hereof.

         1. REGISTRATION OF ORDINARY SHARES. On March 28, 2007, the board of directors of the Registrant approved a resolution to grant an additional 28,384,086 stock options to U.S. participants under the Plan. At a shareholders' meeting held on May 20, 2005, the shareholders of the Registrant had approved a resolution providing for an aggregate increase of up to 6% of the total number of shares comprising the Registrant's capital stock available for option grants.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


         Information required by Part I to be contained in the Section 10(a) Prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the "Note" to Part I of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents, which have been filed with the Securities and Exchange Commission (the "COMMISSION") by Alcatel Lucent, a SOCIETE ANONYME organized under the laws of the Republic of France (the "REGISTRANT"), under Commission File No. 1-11130, are incorporated herein by reference and made a part hereof:

(a) Annual Report on Form 20-F for the fiscal year ended December 31, 2006, filed on April 6, 2007;

(b)      Report of Foreign Private Issuer on Form 6-K filed on May 11, 2007;

(c) (i) The description of the Registrant's Shares and the American Depositary Shares contained in the Registration Statement on Form 8-A filed by the Registrant with the Commission under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"); and

         (ii) The Form 8-A incorporates by reference the description of the Shares and the American Depositary Shares under the headings "Description of Share Capital" and "Description of American Depositary Receipts" in the Registration Statement on Form F-1 (Registration No. 33-47126), as originally filed by the Registrant with the Commission under the Securities Act of 1933, as amended, on April 10, 1992. Such description is amended and updated by the information set forth under the headings "Description of Ordinary Shares" and "Description of ADSs" included in the Registrant's Annual Report on Form 20-F for the fiscal year ended December 31, 2006, filed on April 6, 2007; and

         (iii) The description of the Registrant's shares contained in the Registration Statement on Form F-6 (File No. 333-138770) filed by the Registrant with the Commission under the Exchange Act on November 16, 2006.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the effective date of this Registration Statement, prior to the filing of a post-effective amendment to this Registration Statement indicating that all securities offered hereby have been sold or deregistering all securities then remaining unsold, shall be deemed to be incorporated by reference herein. Any statement contained herein or in any document incorporated or deemed incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Registration Statement, except as so modified or superseded.

         ITEM 8.  EXHIBITS.

         Unless otherwise indicated below as being incorporated by reference to another filing of the Registrant with the Commission, each of the following exhibits is filed herewith:

EXHIBIT NO.        DESCRIPTION OF DOCUMENT

4.1 STATUTS (Articles of Association and By-Laws) of the Registrant (English translation) (incorporated by reference to the Registrant's Post-Effective Amendment No. 2 on Form S-8 to the Registration Statement on Form F-4, filed with the Commission on November 30, 2006).

4.2 Form of Amended and Restated Deposit Agreement, dated as of November 16, 2006, among Alcatel, The Bank of New York, as Depositary, and the holders from time to time of the American Depositary Shares issued thereunder, including the form of ADR (incorporated by reference to Exhibit A to Alcatel's Registration Statement on Form F-6) (File No. 333-138770).

5.1 Opinion of Mr. Pascal Durand-Barthez, Secretary, regarding validity of the Shares.

23.1               Consent of Mr. Pascal Durand-Barthez, Secretary (included in
                   Exhibit 5.1)

23.2 Consent of Deloitte & Associes (formerly Deloitte Touche Tohmatsu), independent registered public accounting firm

23.3 Consent of Ernst & Young et Autres, independent registered public accounting firm

24.1               Power of Attorney (included on signature page)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Paris, France on June 1, 2007.


                                                 ALCATEL LUCENT


                                                 By: /s/ Jean-Pascal Beaufret
                                                    ---------------------------
                                                     Jean-Pascal Beaufret
                                                     Chief Financial Officer




                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Jean-Pascal Beaufret and Paul Wensel, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute in his name, place and stead, in any and all capacities, any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might, or could, do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on June 1, 2007 by the following persons in the capacities indicated.


     SIGNATURE                                            TITLE


/s/ Patricia F. Russo                            Chief Executive Officer
----------------------------------               and Director
Patricia F. Russo                                (Principal Executive Officer)


/s/ Jean-Pascal Beaufret                         Chief Financial Officer
----------------------------------               (Principal Financial and
Jean-Pascal Beaufret                             Accounting Officer)


/s/ Serge Tchuruk
----------------------------------               Chairman of the Board
Serge Tchuruk


/s/ Daniel Bernard
----------------------------------               Director
Daniel Bernard


/s/ W. Frank Blount
----------------------------------               Director
W. Frank Blount

/s/ Jozef Cornu
----------------------------------               Director
Jozef Cornu


/s/ Robert E. Denham
----------------------------------               Director
Robert E. Denham


/s/ Edward E. Hagenlocker
----------------------------------               Director
Edward E. Hagenlocker


/s/ Jean-Pierre Halbron
----------------------------------               Director
Jean-Pierre Halbron


/s/ Sylvia Jay
----------------------------------               Director
Sylvia Jay


/s/ Karl J. Krapek
----------------------------------               Director
Karl J. Krapek


/s/ Daniel Lebegue
----------------------------------               Director
Daniel Lebegue


/s/ Henry B. Schacht
----------------------------------               Director
Henry B. Schacht


/s/ Jean-Cyril Spinetta
----------------------------------               Director
Jean-Cyril Spinetta


/s/ Steven R. Reynolds                           Authorized Representative in
----------------------------------               the United States
Steven R. Reynolds

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                      DESCRIPTION

4.1 STATUTS (Articles of Association and By-Laws) of the Registrant (English translation) (incorporated by reference to the Registrant's Post-Effective Amendment No. 2 on Form S-8 to the Registration Statement on Form F-4, filed with the Commission on November 30, 2006).

4.2 Form of Amended and Restated Deposit Agreement dated as of November 16, 2006, among Alcatel, The Bank of New York, as Depositary, and the holders from time to time of the American Depositary Shares issued thereunder, including the form of ADR (incorporated by reference to Exhibit A to Alcatel's Registration Statement on Form F-6) (File No. 333-138770).

5.1 Opinion of Mr. Pascal Durand-Barthez, Secretary, regarding validity of the Shares.

23.1               Consent of Mr. Pascal Durand-Barthez, Secretary (included in
                   Exhibit 5.1)

23.2 Consent of Deloitte & Associes (formerly Deloitte Touche Tohmatsu), independent registered public accounting firm

23.3 Consent of Ernst & Young et Autres, independent registered public accounting firm

24.1               Power of Attorney (included on signature page)

                                                                    EXHIBIT 5.1

               ALCATEL LUCENT LETTERHEAD

                                              Securities and Exchange Commission
                                              Washington, DC 20549

                                  June 21, 2007

RE: CORPORATE STOCK OPTION PLAN

Ladies and Gentlemen:

I am the Secretary and former General Counsel of Alcatel Lucent (the "Company"), a company incorporated in the Republic of France. In that capacity, I have acted as counsel for the Company in connection with the registration of 28,384,086 additional ordinary shares of the Company, par value (euro)2 per share (the "Shares") issuable to employees of direct and indirect subsidiaries of the Company in the United States under the Corporate Stock Option Plan (the "Plan"). This opinion is limited to the laws of France and is provided to you as a supporting document for the Shares.

In furnishing this opinion, I or lawyers under my supervision have examined such documents, corporate records and other agreements, instruments or opinions as I have deemed necessary for purposes of this opinion. In this examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as original documents and the conformity to original documents of all documents submitted to me as copies. On the basis of the foregoing, I am of the opinion that the Shares have been duly authorized and, when issued in accordance with the Plan, will be validly issued and fully paid and non-assessable.

I do not purport to be an expert on the laws of any jurisdiction other than the laws of the Republic of France, and I express no opinion herein as to the effect of any other laws.

I am furnishing this letter to you solely for your benefit and for the purpose of the Shares. I hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form S-8 that the Company is filing with the United States Securities and Exchange Commission with respect to the Shares. By giving my consent, I do not admit that I am within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations issued thereunder.

Very truly yours,


Pascal Durand-Barthez
Secretary

                                                                    Exhibit 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference of our reports dated April 6, 2007, relating to the consolidated financial statements of Alcatel-Lucent and subsidiaries and management's report on the effectiveness of internal control over financial reporting, appearing in the Annual Report on Form 20-F of Alcatel-Lucent for the year ended December 31, 2006.




/s/ Deloitte & Associes
-----------------------------
Deloitte & Associes


Neuilly-sur-Seine, France
June 20, 2007

                                                                    Exhibit 23.3


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Alcatel-Lucent Corporate Stock Option Plan of our reports dated April 6, 2007, with respect to the consolidated financial statements of Alcatel-Lucent and its subsidiaries included in its Annual Report (Form 20-F) for the year ended December 31, 2006 and Alcatel-Lucent management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Alcatel-Lucent, filed with the Securities and Exchange Commission.



/s/ Jean-Yves Jegourel
------------------------------------
Ernst & Young et Autres
Represented by Jean-Yves Jegourel


Neuilly-sur-Seine, France
June 20, 2007